SUPPLEMENT TO THE

FIDELITY® FOUR-IN-ONE INDEX FUND
A Fund of Fidelity Oxford Street Trust
April 25, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for Spartan® 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity equity index funds). Fidelity Management & Research Company (FMR) will continue to be the underlying Fidelity equity index funds' manager and be responsible for handling the underlying Fidelity equity index funds' business affairs. However, FMR will now be responsible for choosing the underlying Fidelity equity index funds' investments and placing orders to buy and sell the underlying Fidelity equity index funds' investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

The following information replaces the third paragraph found under the heading "Limitations on Futures and Options Transactions" in the "Investment Practices of the Underlying Fidelity Funds" section of "Investment Policies and Limitations" on page 9.

FMR also intends to follow certain other limitations on the underlying Fidelity equity index funds' futures and option activities. Each fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, each fund will not enter into any futures contract, option, or swap agreement if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures, options, or swaps positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

IDVB-03-01 January 30, 2003
1.730856.105

The following information replaces similar information found under the heading "Swap Agreements (the underlying Fidelity equity index funds only)" in the "Investment Practices of the Underlying Fidelity Funds" section of "Investment Policies and Limitations" on page 15.

Swap Agreements (the underlying Fidelity equity index funds only). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, each underlying Fidelity equity index fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with its applicable index. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The following information replaces the fourth paragraph in the "Portfolio Transactions" section beginning on page 17.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section beginning on page 17.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.